UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2004

OGLEBAY NORTON COMPANY

(Exact name of registrant as specified in its charter)

OHIO	000-32665	34-1888342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

North Point Tower 1001 Lakeside Avenue, 15th Floor Cleveland, OH	44114-1151
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (216) 861-3300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following exhibit of its Current Report on Form 8-K, dated November 15, 2004 (filed with the Securities Exchange Commission on November 19, 2004), as set forth in the pages attached hereto.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.3	Amendment No. 2 to Commitment Agreement, dated as of November 15, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLEBAY NORTON COMPANY

By:	/s/ Rochelle F. Walk
Name:	Rochelle F. Walk
Title:	Vice President, General Counsel and Secretary

Date: November 19, 2004

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EXHIBIT INDEX

Exhibit Number	Description
10.3	Amendment No. 2 to Commitment Agreement, dated as of November 15, 2004, by and among the Company, certain holders of the Company’s 10% Senior Subordinated Notes due 2009, and certain third party accredited investors.

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